Exhibit 99(b)

 BALANCE SHEETS
 BOK FINANCIAL CORPORATION
 (In thousands)

                                                                    Period Ended
                                                 ---------------------------------------------------
                                                    June 30,        December 31,         June 30,
                                                     2007               2006               2006
                                                 --------------    ---------------     -------------
                                                  (Unaudited)                           (Unaudited)
 ASSETS
 Cash and due from banks                             $ 596,827          $ 775,376         $ 618,064
 Trading securities                                     30,977             37,076            25,702
 Funds sold and resell agreements                       50,635             21,950            25,469
 Securities:
   Available for sale                                5,038,966          4,655,061         4,728,434
   Investment                                          265,507            248,689           223,411
   Mortgage trading securities                         133,967            162,837            82,983
                                                 --------------    ---------------     -------------
 Total securities                                    5,438,440          5,066,587         5,034,828
 Loans:
   Commercial                                        6,548,832          6,208,884         5,539,318
   Commercial real estate                            2,791,980          2,446,540         2,322,936
   Residential mortgage                              1,403,298          1,256,259         1,211,448
   Residential mortgage held for sale                  112,596             64,625            54,026
   Consumer                                            842,676            739,495           666,740
                                                 --------------    ---------------     -------------
   Total loans                                      11,699,382         10,715,803         9,794,468
 Less reserve for loan losses                         (119,759)          (109,497)         (104,525)
                                                 --------------    ---------------     -------------
   Loans, net of reserve                            11,579,623         10,606,306         9,689,943
 Premises and equipment, net                           241,579            188,041           177,142
 Accrued revenue receivable                            160,595            118,236           100,138
 Intangible assets, net                                377,957            258,060           260,293
 Mortgage servicing rights, net                         74,067             65,946            73,103
 Real estate and other repossessed assets                7,664              8,486             8,257
 Bankers' acceptances                                   31,702             43,613            30,430
 Derivative contracts                                  264,845            284,239           414,367
 Cash surrender value of bank-owned life insurance     224,250            212,230             7,744
 Other assets                                          268,221            373,478           458,605
                                                  --------------    ---------------     -------------
 TOTAL ASSETS                                     $ 19,347,382       $ 18,059,624      $ 16,924,085
                                                  ==============    ===============     =============

 LIABILITIES AND SHAREHOLDERS' EQUITY
 Deposits:
   Demand                                          $ 1,701,756        $ 1,780,059       $ 1,823,929
   Interest-bearing transaction                      6,508,677          5,996,970         5,006,891
   Savings                                             207,251            139,130           149,008
   Time                                              4,744,570          4,470,546         4,326,957
                                                 --------------    ---------------     -------------
 Total deposits                                     13,162,254         12,386,705        11,306,785
 Funds purchased and
   repurchase agreements                             2,317,846          2,348,516         2,342,339
 Other borrowings                                      888,362            593,731           727,726
 Subordinated debentures                               547,896            297,800           290,522
 Accrued interest, taxes, and expense                  104,224            104,752            74,580
 Bankers' acceptances                                   31,702             43,613            30,430
 Due on unsettled securities trades                     71,838            107,420             3,335
 Derivative contracts                                  283,286            298,679           437,182
 Other liabilities                                     144,066            157,386           128,176
                                                 --------------    ---------------     -------------
 TOTAL LIABILITIES                                  17,551,474         16,338,602        15,341,075
 Shareholders' equity:
   Capital, surplus and retained earnings            1,885,435          1,794,466         1,702,705
   Accumulated other comprehensive loss                (89,527)           (73,444)         (119,695)
                                                 --------------    ---------------     -------------
 TOTAL SHAREHOLDERS' EQUITY                          1,795,908          1,721,022         1,583,010
                                                 --------------    ---------------     -------------
 TOTAL LIABILITIES AND
   SHAREHOLDERS' EQUITY                           $ 19,347,382       $ 18,059,624      $ 16,924,085
                                                 ==============    ===============     =============

 AVERAGE BALANCE SHEETS - UNAUDITED
 BOK FINANCIAL CORPORATION
 (In thousands)

                                                                                 Quarter Ended
                                           ---------------------------------------------------------------------------------------
                                              June 30,          March 31,         December 31,    September 30,        June 30,
                                               2007               2007               2006             2006              2006
                                           --------------    ---------------     -------------   ---------------    --------------
ASSETS
Trading securities                              $ 32,897           $ 29,613          $ 22,668          $ 21,721          $ 23,672
Funds sold and resell agreements                  67,057             55,674            39,665            51,518            32,048
Securities:
  Available for sale                           4,967,974          4,750,643         4,670,470         4,681,094         4,760,257
  Investment                                     261,518            242,622           248,692           238,908           227,810
  Mortgage trading securities                    139,695            131,705           145,426            80,756            68,518
                                           --------------    ---------------     -------------   ---------------    --------------
Total securities                               5,369,187          5,124,970         5,064,588         5,000,758         5,056,585
Loans:
  Commercial                                   6,347,091          6,297,338         6,028,240         5,568,238         5,355,644
  Commercial real estate                       2,705,280          2,493,445         2,352,289         2,280,681         2,247,779
  Residential mortgage                         1,375,620          1,291,827         1,209,115         1,223,140         1,176,660
  Residential mortgage held for sale              93,804             69,818            61,328            51,647            47,163
  Consumer                                       816,346            740,735           710,869           689,896           645,064
                                           --------------    ---------------     -------------   ---------------    --------------
Total loans                                   11,338,140         10,893,163        10,361,841         9,813,602         9,472,309
Less allowance for loan losses                  (118,505)          (113,379)         (108,377)         (106,474)         (106,048)
                                           --------------    ---------------     -------------   ---------------    --------------
Total loans, net                              11,219,635         10,779,784        10,253,464         9,707,128         9,366,261
                                           --------------    ---------------     -------------   ---------------    --------------
Total earning assets                          16,688,776         15,990,041        15,380,385        14,781,125        14,478,566
Cash and due from banks                          534,385            564,588           619,236           562,802           554,412
Other assets                                   1,406,301          1,385,329         1,539,411         1,487,196         1,531,312
                                           --------------    ---------------     -------------   ---------------    --------------
TOTAL ASSETS                                $ 18,629,462       $ 17,939,958      $ 17,539,032      $ 16,831,123      $ 16,564,290
                                           ==============    ===============     =============   ===============    ==============

LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits:
  Demand                                     $ 1,295,930        $ 1,397,874       $ 1,481,455       $ 1,453,163       $ 1,474,835
  Interest-bearing transaction                 6,414,014          6,100,117         5,768,216         5,458,280         5,353,413
  Savings                                        158,718            143,101           139,796           146,276           153,200
  Time                                         4,507,053          4,420,390         4,417,427         4,314,672         4,220,204
                                           --------------    ---------------     -------------   ---------------    --------------
Total deposits                                12,375,715         12,061,482        11,806,894        11,372,391        11,201,652
Funds purchased and
  repurchase agreements                        2,627,230          2,640,485         2,584,354         2,138,749         2,118,211
Other borrowings                                 866,096            668,078           586,743           750,247           684,431
Subordinated debentures                          410,883            297,806           298,427           293,146           292,474
Other liabilities                                558,792            530,659           566,128           657,269           695,418
                                           --------------    ---------------     -------------   ---------------    --------------
TOTAL LIABILITIES                             16,838,716         16,198,510        15,842,546        15,211,802        14,992,186
Shareholders' equity                           1,790,746          1,741,448         1,696,486         1,619,321         1,572,104
                                           --------------    ---------------     -------------   ---------------    --------------
TOTAL LIABILITIES AND
    SHAREHOLDERS' EQUITY                    $ 18,629,462       $ 17,939,958      $ 17,539,032      $ 16,831,123      $ 16,564,290
                                           ==============    ===============     =============   ===============    ==============

STATEMENTS OF EARNINGS - UNAUDITED BOK FINANCIAL CORPORATION
(In thousands, except per share data)

                                                           Quarter Ended                      Six Months Ended
                                                 ---------------------------------     -------------------------------
                                                             June 30,                             June 30,
                                                 ---------------------------------     -------------------------------
                                                     2007               2006               2007             2006
                                                 --------------    ---------------     -------------   ---------------
 Interest revenue                                    $ 288,685          $ 240,440         $ 563,261         $ 464,025
 Interest expense                                      153,772            119,334           299,510           225,593
                                                 --------------    ---------------     -------------   ---------------
 Net interest revenue                                  134,913            121,106           263,751           238,432
 Provision for credit losses                             7,820              3,795            14,320             7,195
                                                 --------------    ---------------     -------------   ---------------
 Net interest revenue after
   provision for credit losses                         127,093            117,311           249,431           231,237

 Other operating revenue
   Brokerage and trading revenue                        13,317             12,597            26,599            25,953
   Transaction card revenue                             22,917             19,951            43,101            38,459
   Trust fees and commissions                           19,458             17,751            38,453            35,696
   Deposit service charges and fees                     26,797             26,341            51,395            50,327
   Mortgage banking revenue                              6,682              7,195            13,222            13,984
   Bank-owned life insurance                             2,525                 32             4,924                95
   Other revenue                                         7,096             10,037            13,086            19,316
                                                 --------------    ---------------     -------------   ---------------
  Total fees and commissions                            98,792             93,904           190,780           183,830
   Gain (loss) on asset sales                             (348)              (269)              346               772
   Gain (loss) on securities, net                       (6,262)            (2,583)           (6,825)           (3,804)
   Gain (loss) on derivatives, net                        (183)              (172)             (112)             (481)
                                                 --------------    ---------------     -------------   ---------------
   Total other operating revenue                        91,999             90,880           184,189           180,317

 Other operating expense
   Personnel                                            81,882             72,369           160,611           143,601
   Business promotion                                    5,391              4,802             9,961             9,605
   Professional fees and services                        5,963              4,362            10,837             8,276
   Net occupancy and equipment                          13,860             13,199            27,066            26,225
   Data processing and communications                   18,402             16,157            35,376            33,152
   Printing, postage and supplies                        4,179              4,001             8,148             7,906
   Net (gains) losses and operating expenses
     of repossessed assets                                 192                 54               399               273
   Amortization of intangible assets                     1,443              1,359             2,579             2,729
   Mortgage banking costs                                2,987              2,839             5,931             5,926
   Change in fair value of mortgage servicing rights    (5,061)            (3,613)           (3,897)          (10,694)
   Other expense                                         6,721              6,598            11,460            12,507
                                                 --------------    ---------------     -------------   ---------------
 Total other operating expense                         135,959            122,127           268,471           239,506

 Income before taxes                                    83,133             86,064           165,149           172,048
 Federal and state income taxes                         29,270             31,080            58,493            62,316
                                                 --------------    ---------------     -------------   ---------------

 Net income                                           $ 53,863           $ 54,984         $ 106,656         $ 109,732
                                                 ==============    ===============     =============   ===============

 Average shares outstanding:
    Basic                                           67,116,902         66,775,117        67,099,752        66,745,422
    Diluted                                         67,606,330         67,317,681        67,589,146        67,289,335

 Earnings per share:
   Basic                                                $ 0.80             $ 0.82            $ 1.59            $ 1.64
                                                 ==============    ===============     =============   ===============
   Diluted                                              $ 0.80             $ 0.82            $ 1.58            $ 1.63
                                                 ==============    ===============     =============   ===============

 FINANCIAL HIGHLIGHTS - UNAUDITED
 BOK FINANCIAL CORPORATION
 (In thousands, except ratio and share data)

                                                                                    Quarter Ended
                                                 ----------------------------------------------------------------------------------
                                                    June 30,         March 31,        December 31,    September 30,      June 30,
                                                     2007              2007              2006             2006            2006
                                                 --------------   ---------------    -------------   ---------------  -------------
 Capital:
   Period-end shareholders' equity                 $ 1,795,908       $ 1,785,948      $ 1,721,022       $ 1,669,918     $ 1,583,010
   Risk-based capital ratios:
     Tier 1                                              9.12%             9.97%            9.78%             9.99%          10.00%
     Total capital                                      12.36%            11.76%           11.58%            12.07%          12.14%
   Leverage ratio                                        8.30%             8.95%            8.79%             8.88%           8.74%
   Period-end tangible capital ratio                     7.47%             8.54%            8.22%             8.37%           7.94%

 Common stock:
   Book value per share                                $ 26.69           $ 26.57          $ 25.66           $ 24.98         $ 23.68

   Market value per share:
        High                                           $ 55.12           $ 55.43          $ 54.98           $ 53.30         $ 49.60
        Low                                            $ 48.58           $ 49.37          $ 50.40           $ 48.13         $ 46.85

   Cash dividends paid                                $ 13,452          $ 10,081         $ 10,037          $ 10,034        $ 10,024
   Dividend payout ratio                                24.97%            19.10%           19.84%            19.05%          18.23%
   Shares outstanding, net                          67,280,107        67,227,050       67,067,750        66,859,272      66,840,241
   Stock buy-back program:
       Shares repurchased                               18,783            25,000            7,500            71,447         108,322
       Amount                                        $ 967,122       $ 1,256,000        $ 380,998       $ 3,702,729     $ 5,259,931
                                                 --------------   ---------------    -------------   ---------------  --------------
       Average price per share                         $ 51.49           $ 50.24          $ 50.80           $ 51.82         $ 48.56
                                                 ==============   ===============    =============   ===============  ==============
 Performance ratios:
  Return on average assets                               1.16%             1.19%            1.14%             1.24%           1.33%
  Return on average equity                              12.06%            12.29%           11.83%            12.90%          14.03%
  Net interest margin                                    3.31%             3.32%            3.25%             3.38%           3.40%
  Efficiency ratio                                      59.81%            58.92%           60.71%            59.81%          58.04%

 Other data:
     Gain (loss) on economic hedge of mortgage
        servicing rights                               $(5,682)            $ 254           $ (465)          $ 3,757        $ (2,534)
     Trust assets                                 $ 33,711,040      $ 33,113,964     $ 31,704,091      $ 29,732,804    $ 28,746,686
     Mortgage servicing portfolio                  $ 4,644,724       $ 4,525,719      $ 4,526,508       $ 4,524,071     $ 4,536,605
     Mortgage loan fundings during the quarter       $ 257,074         $ 177,032        $ 179,139         $ 204,264       $ 214,835
     Mortgage loan refinances to total fundings         23.88%            34.72%           39.19%            23.89%          21.71%
     Tax equivalent adjustment                         $ 2,069           $ 2,085          $ 1,965           $ 1,836         $ 1,640

 QUARTERLY EARNINGS TRENDS - UNAUDITED BOK FINANCIAL CORPORATION
(In thousands, except ratio and per share data)

                                                                                   Quarter Ended
                                                 ---------------------------------------------------------------------------------
                                                    June 30,          March 31,      December 31,    September 30,     June 30,
                                                     2007               2007            2006             2006            2006
                                                 --------------    ---------------  -------------   ---------------   ------------

 Interest revenue                                    $ 288,685          $ 274,576      $ 266,924         $ 255,480      $ 240,440
 Interest expense                                      153,772            145,738        142,646           131,502        119,334
                                                 --------------    ---------------  -------------   ---------------   ------------
 Net interest revenue                                  134,913            128,838        124,278           123,978        121,106
 Provision for credit losses                             7,820              6,500          5,953             5,254          3,795
                                                 --------------    ---------------  -------------   ---------------   ------------
 Net interest revenue after
   provision for credit losses                         127,093            122,338        118,325           118,724        117,311

 Other operating revenue
   Brokerage and trading revenue                        13,317             13,282         14,382            13,078         12,597
   Transaction card revenue                             22,917             20,184         20,224            19,939         19,951
   Trust fees and commissions                           19,458             18,995         18,240            17,101         17,751
   Deposit service charges and fees                     26,797             24,598         25,787            26,322         26,341
   Mortgage banking revenue                              6,682              6,540          6,077             6,935          7,195
   Bank-owned life insurance                             2,525              2,399          2,346               117             32
   Other revenue                                         7,096              5,990          7,799             9,519         10,037
                                                 --------------    ---------------  -------------   ---------------   ------------
  Total fees and commissions                            98,792             91,988         94,855            93,011         93,904
   Gain (loss) on asset sales                             (348)               694            252               475           (269)
   Gain (loss) on securities, net                       (6,262)              (563)          (864)            3,718         (2,583)
   Gain (loss) on derivatives, net                        (183)                71           (520)              379           (172)
                                                 --------------    ---------------  -------------   ---------------   ------------
   Total other operating revenue                        91,999             92,190         93,723            97,583         90,880

 Other operating expense
   Personnel                                            81,882             78,729         78,054            74,605         72,369
   Business promotion                                    5,391              4,570          5,345             4,401          4,802
   Professional fees and services                        5,963              4,874          4,734             4,734          4,362
   Net occupancy and equipment                          13,860             13,206         12,741            13,222         13,199
   Data processing and communications                   18,402             16,974         16,843            16,931         16,157
   Printing, postage and supplies                        4,179              3,969          3,774             4,182          4,001
   Net (gains) losses and operating expenses
     of repossessed assets                                 192                207            167                34             54
   Amortization of intangible assets                     1,443              1,136          1,299             1,299          1,359
   Mortgage banking costs                                2,987              2,944          3,034             2,869          2,839
   Change in fair value of mortgage servicing rights    (5,061)             1,164           (236)            7,921         (3,613)
   Other expense                                         6,721              4,739          8,236             8,612          6,598
                                                 --------------    ---------------  -------------   ---------------   ------------
 Total other operating expense                         135,959            132,512        133,991           138,810        122,127

 Income before taxes                                    83,133             82,016         78,057            77,497         86,064
 Federal and state income taxes                         29,270             29,223         27,472            24,837         31,080
                                                 --------------    ---------------  -------------   ---------------   ------------

 Net income                                           $ 53,863           $ 52,793       $ 50,585          $ 52,660       $ 54,984
                                                 ==============    ===============  =============   ===============   ============

 Average shares outstanding:
    Basic                                           67,116,902         67,085,310     66,813,519        66,756,458     66,775,117
    Diluted                                         67,606,330         67,574,671     67,359,208        67,325,428     67,317,681

 Earnings per share:
   Basic                                                $ 0.80             $ 0.79         $ 0.76            $ 0.79          $0.82
   Diluted                                              $ 0.80             $ 0.78         $ 0.75            $ 0.78          $0.82

 LOANS BY PRINCIPAL MARKET AREA - UNAUDITED
 BOK FINANCIAL CORPORATION
 (In thousands)

                                                                                  Quarter Ended
                                                 ----------------------------------------------------------------------------------
                                                    June 30,         March 31,       December 31,   September 30,       June 30,
                                                     2007              2007             2006            2006             2006
                                                 --------------   ---------------   -------------  ---------------   --------------

Oklahoma:
    Commercial                                     $ 3,397,273       $ 3,377,819     $ 3,261,592      $ 3,078,849      $ 3,119,736
    Commercial real estate                             897,838           895,585         979,251          968,267          995,953
    Residential mortgage                               971,692           945,147         896,567          878,390          854,723
    Residential mortgage held for sale                 112,596            75,011          64,625           58,031           54,026
    Consumer                                           540,986           509,787         512,032          502,622          479,508
                                                 --------------   ---------------   -------------  ---------------   --------------
        Total Oklahoma                               5,920,385         5,803,349       5,714,067        5,486,159        5,503,946

Texas:
    Commercial                                       1,856,049         1,797,262       1,722,627        1,557,361        1,548,545
    Commercial real estate                             888,118           721,207         670,635          639,327          669,698
    Residential mortgage                               263,344           216,087         213,801          212,114          212,987
    Consumer                                           135,659           105,604          95,652           80,836           84,212
                                                 --------------   ---------------   -------------  ---------------   --------------
        Total Texas                                  3,143,170         2,840,160       2,702,715        2,489,638        2,515,442

New Mexico:
    Commercial                                         434,394           424,539         411,272          387,164          334,984
    Commercial real estate                             263,342           279,203         257,079          219,966          237,020
    Residential mortgage                                81,521            77,800          75,159           76,858           73,281
    Consumer                                            13,225            11,493          13,256           13,899           13,404
                                                 --------------   ---------------   -------------  ---------------   --------------
        Total New Mexico                               792,482           793,035         756,766          697,887          658,689

Arkansas:
    Commercial                                         103,534            96,084          95,483           89,849           80,539
    Commercial real estate                             102,537            97,190          94,395           91,158           87,080
    Residential mortgage                                22,508            21,825          23,076           21,923           15,067
    Consumer                                           129,431           103,662          86,017           67,206           51,166
                                                 --------------   ---------------   -------------  ---------------   --------------
        Total Arkansas                                 358,010           318,761         298,971          270,136          233,852

Colorado:
    Commercial                                         480,097           457,758         451,046          353,657          299,380
    Commercial real estate                             274,610           199,736         193,747          170,081          155,453
    Residential mortgage                                18,516            15,501          15,812           17,656           21,113
    Consumer                                            18,470            17,746          26,591           32,647           31,939
                                                 --------------   ---------------   -------------  ---------------   --------------
        Total Colorado                                 791,693           690,741         687,196          574,041          507,885

Arizona:
    Commercial                                         124,765           120,351          96,453           76,013           63,019
    Commercial real estate                             326,951           316,661         207,035          196,286          153,870
    Residential mortgage                                43,192            41,731          31,280           34,772           33,913
    Consumer                                             4,683             8,654           5,947            5,737            6,511
                                                 --------------   ---------------   -------------  ---------------   --------------
        Total Arizona                                  499,591           487,397         340,715          312,808          257,313

Kansas:
    Commercial                                         152,720           168,543         170,411          134,683           93,115
    Commercial real estate                              38,584            41,065          44,398           40,074           23,862
    Residential mortgage                                 2,525               200             564              480              364
    Consumer                                               222                43               -                -                -
                                                 --------------   ---------------   -------------  ---------------   --------------
        Total Kansas                                   194,051           209,851         215,373          175,237          117,341

                                                 --------------   ---------------   -------------  ---------------   --------------
TOTAL BOK FINANCIAL                               $ 11,699,382      $ 11,143,294    $ 10,715,803     $ 10,005,906       $ 9,794,468
                                                 ==============   ===============   =============  ===============   ==============

 DEPOSITS BY PRINCIPAL MARKET AREA - UNAUDITED
 BOK FINANCIAL CORPORATION
 (In thousands)

                                                                            Quarter Ended
                                        ---------------------------------------------------------------------------------------
                                           June 30,          March 31,         December 31,    September 30,        June 30,
                                            2007               2007               2006             2006              2006
                                        --------------    ---------------     -------------   ---------------    --------------
Oklahoma:
    Demand                                  $ 876,671          $ 877,623         $ 915,101         $ 868,502         $ 908,034
    Interest-bearing:
       Transaction                          3,470,896          3,481,859         3,456,322         3,001,774         2,732,312
       Savings                                 88,133             92,678            83,017            83,442            88,218
       Time                                 2,798,719          2,556,423         2,595,890         2,621,522         2,662,770
                                        --------------    ---------------     -------------   ---------------    --------------
    Total interest-bearing                  6,357,748          6,130,960         6,135,229         5,706,738         5,483,300
                                        --------------    ---------------     -------------   ---------------    --------------
Total Oklahoma                              7,234,419          7,008,583         7,050,330         6,575,240         6,391,334
                                        --------------    ---------------     -------------   ---------------    --------------

Texas:
    Demand                                    626,193            602,315           640,159           582,014           638,157
    Interest-bearing:
       Transaction                          2,019,311          1,701,382         1,688,131         1,671,993         1,530,491
       Savings                                 36,989             24,558            24,074            25,888            26,370
       Time                                   804,877            682,292           829,255           736,316           717,027
                                        --------------    ---------------     -------------   ---------------    --------------
    Total interest-bearing                  2,861,177          2,408,232         2,541,460         2,434,197         2,273,888
                                        --------------    ---------------     -------------   ---------------    --------------
Total Texas                                 3,487,370          3,010,547         3,181,619         3,016,211         2,912,045
                                        --------------    ---------------     -------------   ---------------    --------------

New Mexico:
    Demand                                    113,579            126,111           124,088           144,138           147,307
    Interest-bearing:
       Transaction                            521,154            464,569           432,342           434,521           410,166
       Savings                                 17,662             17,972            16,417            16,804            16,860
       Time                                   500,443            485,662           490,460           481,993           494,426
                                        --------------    ---------------     -------------   ---------------    --------------
    Total interest-bearing                  1,039,259            968,203           939,219           933,318           921,452
                                        --------------    ---------------     -------------   ---------------    --------------
Total New Mexico                            1,152,838          1,094,314         1,063,307         1,077,456         1,068,759
                                        --------------    ---------------     -------------   ---------------    --------------

Arkansas:
    Demand                                     11,030             10,980            12,589            11,914            11,521
    Interest-bearing:
       Transaction                             22,096             21,762            17,905            19,504            20,577
       Savings                                  1,011              1,029             1,010             1,058             1,072
       Time                                    46,597             54,687            57,446            61,966            69,418
                                        --------------    ---------------     -------------   ---------------    --------------
    Total interest-bearing                     69,704             77,478            76,361            82,528            91,067
                                        --------------    ---------------     -------------   ---------------    --------------
Total Arkansas                                 80,734             88,458            88,950            94,442           102,588
                                        --------------    ---------------     -------------   ---------------    --------------

Colorado:
    Demand                                     42,006             39,821            48,756            38,264            45,214
    Interest-bearing:
       Transaction                            398,972            314,506           328,254           275,714           245,504
       Savings                                 62,211             12,092            12,632            13,037            13,786
       Time                                   549,676            502,880           485,200           421,841           379,239
                                        --------------    ---------------     -------------   ---------------    --------------
    Total interest-bearing                  1,010,859            829,478           826,086           710,592           638,529
                                        --------------    ---------------     -------------   ---------------    --------------
Total Colorado                              1,052,865            869,299           874,842           748,856           683,743
                                        --------------    ---------------     -------------   ---------------    --------------

Arizona:
    Demand                                     31,196             29,461            39,352            62,234            73,696
    Interest-bearing:
       Transaction                             74,892             67,364            73,729            74,786            67,841
       Savings                                  1,233              1,367             1,978             2,408             2,702
       Time                                    11,563             10,018             6,574             4,549             4,077
                                        --------------    ---------------     -------------   ---------------    --------------
    Total interest-bearing                     87,688             78,749            82,281            81,743            74,620
                                        --------------    ---------------     -------------   ---------------    --------------
Total Arizona                                 118,884            108,210           121,633           143,977           148,316
                                        --------------    ---------------     -------------   ---------------    --------------

Kansas:
    Demand                                      1,081                325                14                 -                 -
    Interest-bearing:
       Transaction                              1,356                670               287                 -                 -
       Savings                                     12                 11                 2                 -                 -
       Time                                    32,695             28,166             5,721                 -                 -
                                        --------------    ---------------     -------------   ---------------    --------------
    Total interest-bearing                     34,063             28,847             6,010                 -                 -
                                        --------------    ---------------     -------------   ---------------    --------------
Total Kansas                                   35,144             29,172             6,024                 -                 -
                                        --------------    ---------------     -------------   ---------------    --------------

TOTAL BOK FINANCIAL                      $ 13,162,254       $ 12,208,583      $ 12,386,705      $ 11,656,182       $ 11,306,785
                                        ==============    ===============     =============   ===============    ==============

 NET INTEREST MARGIN TREND - UNAUDITED
 BOK FINANCIAL CORPORATION

                                                                                    Quarter Ended
                                                 ----------------------------------------------------------------------------------
                                                    June 30,         March 31,         December 31,    September 30,        June 30,
                                                     2007              2007               2006             2006              2006
                                                 --------------   ---------------     -------------   ---------------    ----------
TAX-EQUIVALENT ASSETS YIELDS
Trading securities                                   5.86%            7.11%              5.64%            4.13%              4.86%
Funds sold and resell agreements                     5.53%            4.84%              5.46%            5.00%              5.09%
Securities:
    Taxable                                          4.85%            4.86%              4.69%            4.63%              4.75%
    Tax-exempt                                       5.73%            6.09%              5.52%            5.43%              5.12%
                                                 --------------   ---------------     -------------   ---------------    ----------
Total securities                                     4.90%            4.93%              4.74%            4.68%              4.77%
Total loans                                          7.94%            7.93%              7.94%            7.99%              7.68%
Less Allowance for loan losses                          -                -                  -                -                  -
                                                 --------------   ---------------     -------------   ---------------    ----------
Total loans, net                                     8.03%            8.02%              8.02%            8.08%              7.76%
                                                 --------------   ---------------     -------------   ---------------    ----------
Total tax-equivalent yield on earning assets         7.00%            7.02%              6.93%            6.91%              6.71%
COST OF INTEREST-BEARING LIABILITIES
Interest-bearing deposits:
  Interest-bearing transaction                       3.02%            3.08%              2.99%            2.88%              2.61%
  Savings                                            0.95%            1.03%              1.04%            0.98%              0.92%
  Time                                               4.76%            4.69%              4.65%            4.46%              4.26%
                                                 --------------   ---------------     -------------   ---------------    ----------
Total interest-bearing deposits                      3.69%            3.72%              3.67%            3.54%              3.30%
Funds purchased and repurchase agreements            5.06%            5.16%              5.18%            5.11%              4.87%
Other borrowings                                     5.45%            5.52%              5.50%            5.42%              5.09%
Subordinated debt                                    6.66%            7.09%              6.95%            7.05%              6.76%
                                                 --------------   ---------------     -------------   ---------------    ----------
Total cost of interest-bearing liabilities           4.12%            4.14%              4.10%            3.98%              3.73%
                                                 --------------   ---------------     -------------   ---------------    ----------
Tax-equivalent net interest revenue spread           2.88%            2.88%              2.83%            2.93%              2.98%
Effect of noninterest-bearing funding sources and oth0.43%            0.44%              0.42%            0.45%              0.42%
                                                 --------------   ---------------     -------------   ---------------    ----------
Tax-equivalent net interest margin                   3.31%            3.32%              3.25%            3.38%              3.40%
                                                 ==============   ===============     =============   ===============    ==========

 CREDIT QUALITY INDICATORS
 BOK FINANCIAL CORPORATION
 (In thousands, except ratios)

                                                                                  Quarter Ended
                                                 ---------------------------------------------------------------------------------
                                                    June 30,        March 31,       December 31,    September 30,      June 30,
                                                     2007             2007             2006             2006            2006
                                                 --------------  ---------------   -------------   ---------------  --------------

 Nonperforming assets:
   Nonaccruing loans                                  $ 52,019         $ 31,334        $ 26,055          $ 30,476        $ 30,976
   Renegotiated loans                                      731              964           1,111             1,064               -
   Real estate and other repossessed assets              7,664            8,414           8,486             9,322           8,257
                                                 --------------  ---------------   -------------   ---------------  --------------
       Total nonperforming assets                     $ 60,414         $ 40,712        $ 35,652          $ 40,862        $ 39,233
                                                 ==============  ===============   =============   ===============  ==============

 Performing loans 90 days past due                     $ 4,215         $ 20,623         $ 5,945           $ 5,076         $ 9,630

 Gross charge-offs                                     $ 8,811          $ 6,387         $ 5,867           $ 8,099         $ 5,881
 Recoveries                                              3,039            3,268           3,079             3,803           2,085
                                                 --------------  ---------------   -------------   ---------------  --------------
 Net charge-offs                                       $ 5,772          $ 3,119         $ 2,788           $ 4,296         $ 3,796
                                                 ==============  ===============   =============   ===============  ==============

 Provision for credit losses                           $ 7,820          $ 6,500         $ 5,953           $ 5,254         $ 3,795

 Reserve for loan losses to period end loans (A)         1.03%            1.03%           1.03%             1.06%           1.07%
 Combined reserves for credit losses to period end loans 1.20%            1.21%           1.22%             1.28%           1.30%
 Nonperforming assets to period end loans (A)
     and repossessed assets                              0.52%            0.37%           0.33%             0.41%           0.40%
 Net charge-offs (annualized) to average loans (A)       0.21%            0.12%           0.11%             0.18%           0.16%
 Reserve for loan losses to nonaccruing loans          230.22%          365.01%         420.25%           346.06%         337.44%
 Combined reserves for credit losses to nonaccruing loa267.99%          426.91%         500.43%           417.45%         407.62%

 (A) excluding residential mortgage loans held for sale